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EXHIBIT 32.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Spatializer Audio Laboratories, Inc. (the "Company") hereby certifies with respect to the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that to his knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 12, 2003


/s/ Henry R. Mandell

Henry R. Mandell
Chief Executive Officer and Chief Financial Officer